SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Filed by the Registrant {X}

  Filed by a Party other than the Registrant {_}

  Check the appropriate box:
  {_}  Preliminary Proxy Statement
  {_} Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  {_}  Definitive Proxy Statement
  {X}  Definitive Additional Materials
  { }  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    GREAT WESTERN FINANCIAL CORPORATION
                 -----------------------------------------
             (Name of Registrant as Specified in Its Charter)

                 -----------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  {X}  No fee required.

  {_}  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

       (4)  Proposed maximum aggregate value of transactions:  _______________

       (5)  Total fee paid.
  --------
  {_}  Fee paid previously with preliminary materials.

  {_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: ___________________________________________

       (2)  Form, Schedule or Registration Statement No.: _____________________

       (3)  Filing Party: _____________________________________________________

       (4)  Date Filed: _______________________________________________________


                          [Newspaper Advertisement]

                    GRAPH TITLE:  Total Return to Stockholders(1)
                              From:  12/29/89 to 4/30/97

          [Graph appears here with two lines, one for Washington
          Mutual and the second for Ahmanson]

          [Horizontal line: dates (12/29/89 - 4/30/97); Vertical line: percentage (-100% through 700%)]

          Date        Washington Mutual      Ahmanson

          12/29/89         0.00%               0.00%
           3/30/90       -12.24%              -6.83%
           6/29/90       - 6.91%              10.28%
           9/28/90        41.82%              27.12%
          12/31/90       -32.93%              -25.18%
           3/29/91        11.51%                3.19%
           6/28/91        40.92%                2.92%
           9/30/91       101.57%                5.58%
          12/31/91        91.26%                1.41%
           3/31/92        85.90%               -8.42%
           6/30/92       124.59%               21.00%
           9/30/92       124.60%               15.05%
          12/31/92       191.77%               18.31%
           3/31/93       177.89%               17.23%
           6/30/93       201.33%                9.22%
           9/30/93       258.55%               26.31%
          12/31/93       220.82%               26.18%
           3/31/94       157.66%                9.85%
           6/30/94       178.44%               24.31%
           9/30/94       177.52%               38.86%
          12/30/94       132.29%                8.68%
           3/31/95       179.15%               22.77%
           6/30/95       230.01%               51.51%
           9/29/95       275.10%               76.37%
          12/29/95       311.89%               85.70%
           3/29/96       327.32%               71.58%
           6/28/96       332.52%               92.67%
           9/30/96       492.70%              101.54%
          12/31/96       534.61%              135.49%
           3/31/97       611.13%              164.98%
           4/30/97       630.59%              177.73%

          [End of Graph]

                             WHY WASHINGTON MUTUAL?
                         BOY, THAT'S A HEAD-SCRATCHER.

               Just look at the figures.

               Since 1990, Washington Mutual has delivered to its stockholders a total return greater than 600%. That's right, more than 600%.

               Take this history of superior long-term performance and combine it with the fact that Washington Mutual was rated the number one most admired savings institution in the country by its peers in Fortune(2) magazine, and you get what you call a "no brainer."

               These could be a few of the reasons why Great
          Western's Board of Directors chose Washington Mutual to be their merger partner.

                           [Washington Mutual Logo]
                              The friend of the family [TM]

                              FDIC Insured

          1 Source: Bloomberg Financial Markets. Return includes reinvestment of dividends.

          2 From an article titled "America's Most Admired Companies," Fortune magazine March 3, 1997. America's Most Admired Companies and Fortune magazine are trademarks belonging to Time, Inc.